                                                                    EXHIBIT 10.3

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY APPLICABLE STATE SECURITIES LAWS OR ANY OTHER SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS: (1) EITHER
(A) A REGISTRATION STATEMENT WITH RESPECT THERETO SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL TO THE HOLDER SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                              ORGANOGENESIS INC.

                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

                                                             For the purchase of
                                                         shares of Common Stock,
                                                        par value $.01 per share

Warrant No. 2001-____                                Dated as of August 28, 2001

     Organogenesis Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that, for value
                            -------
received, ______________________ or its registered assigns (the "Holder"), is
                                                                 ------
entitled, subject to the terms set forth below, to purchase from the Company up to a total of ________ shares of Common Stock, $.01 par value (the "Common
                                                                    ------
Stock"), of the Company (each such share, a "Warrant Share" and all such shares,
-----                                        -------------
the "Warrant Shares") at an exercise price equal to $8.55 per share (as adjusted
     --------------
from time to time as provided in Section 8 hereof, the "Exercise Price"), at any
                                                        --------------
time and from time to time from and after the date of this Common Stock Purchase Warrant (this "Warrant") through and including August 27, 2004 or earlier as
               -------
provided herein (the "Expiration Date"), and subject to the following terms and
                      ---------------
conditions:

     1.   Registration of Warrant.  The Company shall register this Warrant,
          -----------------------
upon records to be maintained by the Company for that purpose (the "Warrant
                                                                    -------
Register"), in the name of the record Holder hereof from time to time.  The
--------
Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.   Registration of Transfers and Exchanges.
          ---------------------------------------

          (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Election to Transfer attached hereto as Exhibit A duly completed and signed,
                                           ---------
to the Company at the office specified in or pursuant to Section 3(b) hereof. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New
                                                                    ---
Warrant"), evidencing the portion of this Warrant so transferred shall be issued
-------
to the transferee (a "Transferee") and a New Warrant evidencing the remaining
                      ----------
portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the Transferee thereof shall be deemed the acceptance by such Transferee of all of the rights and obligations of a holder of this Warrant.

          (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) hereof for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

     3.   Duration, Exercise of Warrants and Redemption.
          ---------------------------------------------

          (a) This Warrant shall be exercisable upon thirty (30) days' prior written notice by the registered Holder on any business day before 5:30 P.M., Eastern Standard time, at any time and from time to time on or after August 28, 2001 to and including the Expiration Date. At 5:30 P.M., Eastern Standard time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. At the Company's option, the Company, in its sole discretion as to any Holder or Holders, may waive the thirty (30) day prior written notice requirement.

          (b) Subject to Sections 2(b), 6 and 10 hereof, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto as Exhibit B duly
                                                                  ---------
completed and signed, to the Company at its office at 150 Dan Road, Canton, Massachusetts 02021, Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the then registered Holder, and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, by certified or official bank check or checks or wire transfer, all as specified by the Holder in the Form of Election to Purchase attached hereto as Exhibit B, the Company shall promptly (but in no event
                   ---------
earlier than thirty (30) business days after the Date of Exercise (as defined herein), unless waived by the Company as described above in Section 3(a)), issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends other than as required by Section 11 hereof and any legends placed on all shares of Common Stock of the Company relating to the then current agreement between the Company and its transfer agent relating to the issuance of "rights" to all holders of shares of the Company's Common Stock. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

          A "Date of Exercise" means the date on which the Company shall have
             ----------------
received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto as Exhibit B (or attached to such New
                                        ---------
Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder hereof to be purchased.

          (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

          (d) Notwithstanding anything in this Section 3 to the contrary, in the event of the occurrence of any of the following: (i) any Person is or becomes the "beneficial owner" as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), directly or indirectly, of more than thirty-five percent (35%) of the Common Stock, (ii) a tender or exchange offer made to the stockholders of the Company, or (iii) the Company enters into an agreement for the consolidation of the Company with, or merger of the Company with or into, another corporation, or the sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, the Holder shall be entitled to exercise this Warrant in whole or in part and purchase shares of Common Stock of the Company immediately upon prior written notice to the Company. The Holder shall effect such exercise by surrendering this Warrant (or such portions thereof) to be exercised together with the Form of Election to Purchase attached hereto as Exhibit B, which shall specify the number of shares
                            ---------
of Common Stock of the Company to be purchased and the Date of Exercise (which shall be no less than five (5) days from the date of such notice).

     4.   Registration Rights.  This Warrant and the Warrant Shares are subject
          -------------------
to the rights and benefits of that certain Registration Rights Agreement, dated as of August 28, 2001, by and among the Company and the Purchasers (as defined in such Registration Rights Agreement).

     5.   Payment of Taxes.  The Company will pay all documentary stamp taxes
          ----------------
attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of this Warrant or any certificates for Warrant Shares issuable upon the exercise of this Warrant in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

     6.   Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or
          ----------------------
destroyed, the Company may, in its discretion, issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if reasonably satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

     7.   Reservation of Warrant Shares.  The Company covenants that it will at
          -----------------------------
all times reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders (taking into account the adjustments and restrictions set forth in Section 8 hereof). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Company shall use its best efforts to provide for and maintain the listing of the Common Stock of the Company, including the Warrant Shares, upon the American Stock Exchange (or any other securities exchange or automated quotation system which is the principal exchange or system on which the Common Stock is then traded or listed).

     8.   Certain Adjustments.  The Exercise Price and number of Warrant Shares
          -------------------
issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8. Upon each such adjustment of the Exercise Price pursuant to this Section 8, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          (a)  If the Company, at any time while this Warrant is outstanding,
(i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock (as defined below), (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section 8 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

          (b) In case of any reclassification or change of the shares of Common Stock of the Company issuable upon exercise of this Warrant (other than a change in par value, or as a result of a subdivision or combination covered by Section 8(a) above, but including any change in the shares of Common Stock of the Company into one or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive shares of stock (other than Common Stock), other securities, property or cash) of the shares of Common Stock of the Company (other than a change in par value, or as a result of a subdivision or combination covered by Section 8(a) above, but including any change in the shares into one or more classes or series of shares), then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities of the Company and property receivable or deemed to be held by holders of shares of Common Stock of the Company following such reclassification, change, consolidation, or merger, and the Holder shall thereafter upon exercise of this Warrant be entitled to receive such amount of securities or property attributable to the number of Warrant Shares such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to such action. The terms of any such reclassification or other action shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 8(b) upon any exercise following any such reclassification or other action.

          (c) In case of any consolidation of the Company with, or merger of the Company with or into, another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety, such successor, leasing or purchasing corporation, as the case may be, shall (i) execute and deliver to the Holder an agreement providing that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock of the Company for which this Warrant might have been exercised immediately prior to such consolidation, merger, sale, lease or conveyance, and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement. Such agreement shall provide for adjustments which shall be as nearly equivalent as practicable to the adjustments in this Section 8.

          (d) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of shares of Common Stock of the Company (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 8(a), (b) and (e) hereof), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock of the Company as determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") mutually selected in good faith by the holders of a
              ---------
majority in interest of the Warrants then outstanding and the Company. Any determination made by the Appraiser shall be final and binding upon the Company and the Holder.

          (e) If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock of the Company to all holders of shares of its Common Stock for a consideration per share less than the Exercise Price then in effect, then, promptly upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (A) the number of shares of Common Stock of the Company outstanding immediately prior to such issue or sale multiplied by the Exercise Price, and (B) the consideration, if any, received or receivable by the Company upon such issue or sale by (ii) the total number of shares of Common Stock of the Company outstanding immediately after such issue or sale.

          (f) For the purposes of this Section 8, the following clauses shall also be applicable:

               (i)  Record Date.  In case the Company shall take a record of the
                    -----------
holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock of the Company or in securities convertible or exchangeable into shares of Common Stock of the Company, or (B) to subscribe for or purchase shares of Common Stock of the Company or securities convertible or exchangeable into shares of its Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock of the Company deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (ii) Treasury Shares.  The number of shares of Common Stock of
                    ---------------
the Company outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (g) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

          (h)  If:

                    (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                    (ii) the Company shall declare a special non-recurring cash dividend on its Common Stock; or

                    (iii) the Company shall authorize the granting to all holders of shares of Common Stock of the Company rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                    (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification or change of the shares of Common Stock of the Company issuable upon exercise of this Warrant (other than a change in par value, or as a result of a subdivision or combination, but including any change in the shares into one or more classes or series of shares), or any consolidation or merger of another corporation with the Company; or

                    (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of record of shares of Common Stock of the Company to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of record of shares of Common Stock of the Company shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided,
                                                                  --------
however, that the failure to mail such notice or any defect therein or in the
-------
mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     9.   Fractional Shares.  The Company shall not be required to issue or
          -----------------
cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable up to the next whole number.

     10.  Investment Representations.  The Holder represents to the Company that
          --------------------------
this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling this Warrant or the Warrant Shares. The Holder acknowledges that it has been afforded the opportunity to meet with the management of the Company and to ask questions of, and receive answers from, such management and the Company's counsel about the business and affairs of the Company and concerning the terms and conditions of the offering of this Warrant, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Holder. The Holder has received all information which the Holder considered necessary to form a decision concerning the purchase of this Warrant, and no valid request to the Company by the Holder hereof for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date hereof. The Holder asserts that it may be considered to be a sophisticated investor, has such knowledge and experience in financial business matters that it is capable of evaluating the merits and risk of the investment in this Warrant and the Warrant Shares, and is able to bear the economic risk of the investment. The Holder represents and warrants that it is an accredited investor, as that term is defined in Regulation D under the Securities Act.

     11.  Legend.  Any certificate evidencing the Warrant Shares will bear a
          ------
legend indicating that such Warrant Shares (i) have not been registered under the Securities Act, any applicable state securities laws or any other securities laws and, accordingly, may not be sold or offered for sale unless: (1) either
(A) a registration statement with respect thereto shall be effective under the Securities Act, or (B) the Company shall have received an opinion of counsel to the Holder satisfactory to the Company that an exemption from registration under the Securities Act is available, and (2) there shall have been compliance with all applicable state securities or blue sky laws.

     12.  Notices.  Any and all notices or other communications or deliveries
          -------
hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this
Section 12 prior to 4:30 p.m. (Eastern Standard Time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this
Section 12 later than 4:30 p.m. (Eastern Standard Time) on any date and earlier than 11:59 p.m. (Eastern Standard Time) on such date, (iii) the business day following the date of mailing, if sent by a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (1) if to the Company, to Organogenesis Inc., 150 Dan Road, Canton, Massachusetts 02021, Attention: Chief Financial Officer (or to facsimile no. (781) 575-1570) with a copy to Mintz, Levin, Cohn, Ferris, Glovsky

& Popeo, P.C., One Financial Center, Boston, MA 02111, Attention: Neil H. Aronson, Esquire and David M. Shamberger, Esq. (or facsimile no. (617) 542-2241) or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 12.

     13.  Warrant Agent.
          -------------

          (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

          (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

     14.  Miscellaneous.
          -------------

          (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder.

          (b) Subject to Section 14(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

          (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to the principles of conflicts of law thereof.

          (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

          (f) Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent as stockholders in respect of the meetings of stockholders of the Company or the election of members of the Board of Directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company. Notwithstanding the foregoing, the Company will furnish to each holder of any Warrants, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders or otherwise filed pursuant to the provisions of the Securities Act or the Exchange Act.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its duly authorized officer on the date first written above.


                              ORGANOGENESIS INC.



                              By: _________________________________
                                  Michael L. Sabolinski, M.D.
                                  President and Chief Executive Officer


                              HOLDER


                              _____________________________________
                              Signature

                              _____________________________________
                              Print Name

                                   EXHIBIT A

                         FORM OF ELECTION TO TRANSFER
                         ----------------------------


   [To be completed and signed only upon transfer of the foregoing Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Organogenesis Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Organogenesis Inc. with full power of substitution in the premises.

Dated:

_______________, ______


                         _______________________________________________
                         (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                         _______________________________________________
                         Address of Transferee

                         _______________________________________________

                         _______________________________________________



In the presence of:


__________________________________

                                   EXHIBIT B

                         FORM OF ELECTION TO PURCHASE
                         ----------------------------

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Organogenesis Inc.:

     In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock, $.01 par value ("Common Stock"), of Organogenesis Inc.
                                          ------------
and encloses herewith $________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                   PLEASE INSERT SOCIAL SECURITY OR
                                   TAX IDENTIFICATION NUMBER

                                   _____________________________________________

________________________________________________________________________________
                        (Please print name and address)
________________________________________________________________________________
________________________________________________________________________________

     If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________
________________________________________________________________________________

Dated: _____________, ____              Signature: _____________________________

                                        Print Name: ____________________________

                                        Title (if applicable): _________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

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